Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) is made as of September 15, 2014, by and among

GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051, as Lead Borrower for the Borrowers listed on Schedule I annexed hereto;

the BORROWERS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent and collateral agent for the Lenders and the other Credit Parties (in such capacities, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the parties hereto have entered into a Second Amended and Restated Credit Agreement dated as of March 25, 2014 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

Amendment to Article I. Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Permitted Senior Debt” and substituting the following in its stead:

(a) no portion of the principal of such Indebtedness in excess of 1% per annum shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 90 days after the Maturity Date, provided that the foregoing limitation shall not apply (i) if

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an event of default under such Indebtedness (after the expiration of any applicable cure periods) has occurred and is continuing, (ii) if a change of control of the Lead Borrower has occurred but only to the extent that the holders of such Permitted Senior Debt are entitled to, and do, require prepayment of any portion of such Indebtedness upon such occurrence, (iii) to the extent that the documentation evidencing such Indebtedness (which documentation shall be reasonably satisfactory the Agent in accordance with clause (c) hereof) requires that any portion of the net cash proceeds from any asset sale (after giving effect to any reinvestment rights and any permanent repayment of Indebtedness) be utilized to prepay such Indebtedness (it being agreed that net cash proceeds from the sale of Inventory in the ordinary course of business shall in no events shall be available for payment of the Permitted Senior Debt under this clause (iii)), or (iv) as otherwise may be agreed to by the Agent, subject to standstill and the lien subordination provisions as set forth in an intercreditor agreement pursuant to clause (d) below;

2.	Amendments to Article VI. Section 6.6 of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in its stead:

“6.6 Restrictive Agreements.

The Borrowers will not, and will not permit any other member of the Borrower Affiliated Group to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any member of the Borrower Affiliated Group to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any member of the Borrower Affiliated Group to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrowers or any other member of the Borrower Affiliated Group or to guarantee Indebtedness of the Borrowers or any other member of the Borrower Affiliated Group, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by Applicable Law or by any Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions imposed by any indenture or other debt instrument that the Borrowers or any other member of the Borrower Affiliated Group maybe party to in connection with Indebtedness permitted under clauses (n) or (o) of Section 6.1, so long as such restrictions and conditions do not restrict or prohibit the granting of Liens to secure the Obligations under the Loan Documents, (iii) the foregoing restrictions shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment or subleasing thereof.”

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3.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

a.	This First Amendment shall have been duly executed and delivered by the Borrowers and the Required Lenders. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.	No material misstatements shall have been made in any of the materials furnished to the Agent or to the Lenders prior to the closing of this First Amendment. The Agent shall be satisfied that any financial statements and projections delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken as a whole, and that there have been no material adverse change on the assets, business, financial condition or income of the Borrowers and their Subsidiaries, taken as a whole, since the date of the most recent financial information delivered to the Agent.

c.	All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken. The Agent shall have received from the Borrowers true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

d.	No Default or Event of Default shall have occurred and be continuing.

e.	The Borrowers shall have provided such additional instruments and documents to the Agent as the Agent and its counsel may have reasonably requested.

4.	Miscellaneous.

a.	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained. Without limiting the generality of the foregoing, each Borrower hereby acknowledges, confirms and agrees that all Collateral shall continue to secure the Obligations as modified and amended pursuant to this First Amendment and any future modifications, amendments, substitutions or renewals thereof.

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b.	Without limiting any of the provisions of the Credit Agreement or other Loan Documents, the Borrowers shall pay all costs and expenses incurred by the Agent in connection with this First Amendment, including, without limitation, all reasonable attorneys’ fees.

c.	This First Amendment maybe executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or by electronic email in .pdf format shall be effective as delivery of a manually executed counterpart hereof.

d.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

e.	THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

GAMESTOP CORP. GAMESTOP, INC. SUNRISE PUBLICATIONS, INC. ELBO INC. EB INTERNATIONAL HOLDINGS, INC. KONGREGATE INC. SPAWN LABS, INC.

By:	/s/ Robert Lloyd
Name:	Robert Lloyd
Title:	Executive Vice President and Chief Financial Officer

GAMESTOP TEXAS LTD. SIMPLY MAC, INC. SPRING COMMUNICATIONS HOLDING, INC. GS MOBILE, INC.

By:	/s/ Robert Lloyd
Name:	Robert Lloyd
Title:	Chief Financial Officer

MARKETING CONTROL SERVICES, INC.

By:	/s/ Scott Shaver
Name:	Scott Shaver
Title:	Secretary

SOCOM LLC

By:	/s/ Marc Summey
Name:	Marc Summey
Title:	Manager

BANK OF AMERICA, N.A., as Agent, as Issuing Bank, and as Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lynn Gosselin
Name:	Lynn Gosselin
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Daniel Wells
Name:	Daniel Wells
Title:	Attorney in Fact

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jennifer Heard
Name:	Jennifer Heard
Title:	Authorized Officer

HSBC BANK USA, N.A., as a Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

Schedule I

Borrowers

GAMESTOP CORP.

GAMESTOP, INC.

SUNRISE PUBLICATIONS, INC.

ELBO INC.

EB INTERNATIONAL HOLDINGS, INC.

KONGREGATE INC.

GAMESTOP TEXAS LTD.

MARKETING CONTROL SERVICES, INC.

SOCOM LLC

SPAWN LABS, INC.

SIMPLY MAC, INC.

SPRING COMMUNICATIONS HOLDING, INC.

GS MOBILE, INC.

Schedule I to First Amendment to Credit Agreement